REGISTRATION RIGHTS AGREEMENT

REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of August 31, 2011, between Cyalume Technologies Holdings, Inc., a Delaware corporation (the “Company”), and the following individuals and entities (each, an “Investor”):  James G. Schleck, James R. Schleck, Jame Fine Chemical, Inc., a New Jersey corporation, and JFC Technologies, LLC, a New Jersey limited liability company.

This Agreement is made pursuant to that certain Asset Purchase Agreement (the “Purchase Agreement”), dated as of the date hereof, between the Company, Cyalume Specialty Products, Inc., a Delaware corporation and wholly owned subsidiary of the Company, JFC Technologies, LLC, a New Jersey limited liability company, and certain selling members listed in the Purchase Agreement.

The parties accordingly agree as follows:

ARTICLE I
DEFINITIONS

Capitalized terms used and not otherwise defined herein that are defined in the Purchase Agreement shall have the meanings given such terms in the Purchase Agreement.  As used in this Agreement, the following terms shall have the following meanings:

1.1           “Commission” means the Securities and Exchange Commission.

1.2           “Common Stock” means shares of the Company’s common stock, par value $0.001 per share.

1.3           “Company” is defined in the Preamble.

1.4           “Effective Date” means the date on which the Commission declares a Registration Statement effective.

1.5           “Effectiveness Period” means the period commencing on the Effective Date and ending on the earlier of the date when all of the Registrable Securities covered by such Registration Statement have been sold or otherwise no longer meet the definition of Registrable Securities.

1.6           “Exchange Act” means the Securities Exchange Act of 1934, as amended, and any successor statute.

1.7           “Holder” or “Holders” means each Investor and any other person holding Registrable Securities or any of their respective affiliates or transferees to the extent any of them hold Registrable Securities, other than those purchasing Registrable Securities in a market transaction.

1.8           “Indemnified Party” is defined in Section 5.3.

1.9           “Indemnifying Party” is defined in Section 5.3.

1.10         “Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

1.11         “Prospectus” means the prospectus included in a Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

1.12         “Purchase Agreement” is defined in the Preamble.

1.13         “Registrable Securities” means the (i) Shares and (ii) any securities issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing, provided, that any of the foregoing securities shall cease to be Registrable Securities upon the earliest to occur of the following: (A) a sale pursuant to an effective Registration Statement; (b) a sale pursuant to Rule 144 (in which case, only such security sold shall cease to be a Registrable Security); or (C) eligibility for sale without current public information requirements and volume or manner of sale restrictions.

1.14         “Registration Statement” means each registration statement required to be filed hereunder, including the Prospectus therein, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.  Notwithstanding the foregoing, Registration Statement excludes a registration statement on Form S-4 or Form S-8, or their successors, or any registration statement covering only securities proposed to be issued in exchange for securities or assets of another entity.

1.15         “Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

1.16         “Securities Act” means the Securities Act of 1933, as amended, and any successor statute.

1.17         “Shares” means the shares of Common Stock issued to each Investor pursuant to the Purchase Agreement.

1.18         “Trading Market” means any of the FINRA Over The Counter Bulletin Board, NASDAQ Capital Market, the NASDAQ Global Market, NASDAQ Global Select Market, the NYSE Amex or the New York Stock Exchange.

ARTICLE II
REGISTRATION RIGHTS

2.1           Notice of Registration.  On or before May 1, 2012, the Company shall (a) file a Registration Statement with the Commission and (b) include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all Registrable Securities (except as set forth in Section 2.3 or required by applicable law or the Commission); provided, however that if at any time or from time to time before May 1, 2012 the Company shall determine to register any of its Common Stock exclusively for cash, either for its own account or the account of security holders, other than (i) a registration on Form S-8 or otherwise relating solely to employee benefit plans, (ii) a registration on Form S-4, (iii) a registration on any other form which does not permit secondary sales, or (iv) a registration on any other form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities, the Company shall:

(1)           promptly give to each Holder written notice of the filing of a Registration Statement; and

(2)           except as set forth in Section 2.3 or required by applicable law or the Commission, include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all Registrable Securities as are specified in a written request or requests, actually received by the Company within 10 days after receipt of such written notice from the Company, by any Holder.

2.2           Selling Stockholder Questionnaire.  Each Holder desiring to have its Registrable Securities included in a Registration Statement under this Article II agrees to furnish to the Company a completed selling stockholder questionnaire in the form attached as Schedule 2.2 (the “Selling Stockholder Questionnaire”) within 10 days after receipt by such Holder of the written notice specified in Section 2.1(b) from the Company.  The Company shall notify a Holder if it requires additional information from that Holder other than the information contained in the Selling Stockholder Questionnaire, which additional information shall be completed and delivered to the Company promptly following such request.  Each Holder further agrees that it shall not be entitled to be named as a selling security holder in the Registration Statement or use the Prospectus for offers and resales of Registrable Securities at any time, unless such Holder has returned to the Company a completed and signed Selling Stockholder Questionnaire and a response to any requests for further information as described in the previous sentence. If a Holder of Registrable Securities returns a Selling Stockholder Questionnaire or a request for further information, in either case, after its respective deadline, the Company shall use its commercially reasonable efforts at the expense of the Holder (to the extent those expenses would not have been incurred if the Selling Stockholder Questionnaire or a response to a request for further information would have been returned on or before the respective deadline) who failed to return the Selling Stockholder Questionnaire or to respond for further information to take such actions as are required to name such Holder as a selling security holder in the Registration Statement or any pre-effective or post-effective amendment thereto and to include (to the extent not theretofore included) in the Registration Statement the Registrable Securities identified in such late Selling Stockholder Questionnaire or request for further information. Each Holder acknowledges and agrees that the information in the Selling Stockholder Questionnaire or request for further information as described in this Section 2.2 will be used by the Company in the preparation of the Registration Statement and hereby consents to the inclusion of such information in the Registration Statement.

2.3          Underwritten Offerings.  If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to Section 2.1.  In such event the right of any Holder to registration pursuant to Section 2.1 shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting to the extent provided herein.  All Holders proposing to distribute their securities through such underwriting shall (together with the Company and the other holders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by the Company.  The foregoing shall include, without limitation, such powers of attorney and escrow agreements as the underwriters may require.  Notwithstanding any other provision of this Article II, if the managing underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the managing underwriter may limit the Registrable Securities to be included in such registration, it being understood that the shares proposed to sold by the Company in such underwriting shall be given priority and shall not be subject to any such limitation vis-a-vis the Registrable Securities.  The Company shall so advise all Holders and other holders distributing their securities through such underwriting, and the number of shares of Registrable Securities that may be included in the registration and underwriting shall be allocated among all Holders and such other holders in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by such Holders and such other holders at the time of filing the registration statement.  To facilitate the allocation of shares in accordance with the above provisions, the Company may round the number of shares allocated to any Holder to the nearest 100 shares.  If any Holder disapproves of the terms of any such underwriting, such Holder may elect to withdraw therefrom by written notice to the Company and the managing underwriter.

The Registrable Securities so excluded or withdrawn shall also be excluded or withdrawn from registration, and neither such Registrable Securities nor any securities convertible into or exchangeable or exercisable for Common Stock shall be sold in any public sale or other distribution, without the prior written consent of the Company or such underwriters, for such period of time before and after (not to exceed thirty (30) days before and one hundred eighty (180) days after) the effective date of the registration statement relating thereto as the underwriters may require.

ARTICLE III
REGISTRATION PROCEDURES

3.1          Registration Procedures.  If and whenever the Company is required by the provisions of Article II hereof to effect the registration of any Registrable Securities under the Securities Act, the Company will, as expeditiously as possible:

(a)           prepare and file with the Commission a Registration Statement with respect to such Registrable Securities, respond as promptly as possible to any comments received from the Commission, and use its commercially reasonable efforts to cause such Registration Statement to become and remain effective for the Effectiveness Period with respect thereto, and each Investor shall have the opportunity to object to any information pertaining to itself that is contained therein and the Company will make the corrections reasonably requested by each Investor with respect to such information prior to filing any Registration Statement or amendment thereto or any Prospectus or any supplement thereto;

(b)           prepare and file with the Commission such amendments and supplements to such Registration Statement and the Prospectus used in connection therewith as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such Registration Statement and to keep such Registration Statement effective until the expiration of the Effectiveness Period applicable to such Registration Statement;

(c)           furnish to each Investor such number of copies of the Registration Statement and the Prospectus included therein (including each preliminary Prospectus and any amendments and supplements to the Registration Statement and the Prospectus) and such other documents as the Investor reasonably may reasonably request to facilitate the public sale or disposition of the Registrable Securities covered by such Registration Statement;

(d)           use its commercially reasonable efforts to register or qualify each Investor’s Registrable Securities covered by such Registration Statement under the securities or “blue sky” laws of such jurisdictions within the United States as each Investor may reasonably request and do any and all other acts and things which may be reasonably necessary or advisable to enable each Investor to consummate the disposition in such jurisdiction of the Registrable Securities, provided, however, that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction;

(e)           in the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the underwriter(s) of such offering;

(f)           list the Registrable Securities covered by such Registration Statement with any securities exchange on which the Common Stock of the Company is then listed; and

(g)           immediately notify each Investor at any time when a Prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the Prospectus contained in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and, at the request of an Investor, the Company shall prepare a supplement or amendment to such Prospectus so that, as thereafter delivered to the purchasers of Registrable Securities, such Prospectus shall not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statement therein not misleading.

ARTICLE IV
REGISTRATION EXPENSES

4.1           Registration Expenses.  All expenses relating to the Company’s compliance with Article II hereof, including, without limitation, all registration, filing and listing application fees, costs of distributing any prospectuses and supplements thereto, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, fees and expenses (including counsel fees for the Company) incurred in connection with complying with state securities or “blue sky” laws, fees of FINRA, fees of transfer agents and registrars (collectively, the “Registration Expenses”) shall be borne by the Company.  The obligation of the Company to bear the Registration Expenses shall apply irrespective of whether a registration, becomes effective, is withdrawn or suspended, is converted to another form of registration and irrespective of when any of the foregoing shall occur.  Notwithstanding the foregoing, if because of the allocation of Registration Expenses set forth above, the Company is unable to register or qualify its securities under the “blue sky” or state securities laws of any jurisdiction in which the Company had originally intended to register or qualify its securities, the Company shall bear all incremental expenses of such registration attributable to such inability.

4.2           Selling Expenses. All underwriting discounts and selling commissions applicable to the sale of Registrable Securities, and any fees and disbursements of any counsel to the Holders (collectively, the “Selling Expenses”)  shall be borne by the Holders in proportion to the aggregate selling price of the Registrable Securities of each Holder to be so registered.

ARTICLE V
INDEMNIFICATION

5.1           Company Indemnification.  In the event of a registration of any Registrable Securities under the Securities Act pursuant to this Agreement, the Company shall indemnify and hold harmless each Holder, and its officers, directors and each other person, if any, who controls such Holder within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such Holder, or such persons may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such Registrable Securities were registered under the Securities Act pursuant to this Agreement, any preliminary Prospectus or final Prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or any violation or alleged violation by the Company of the Securities Act, the Exchange Act or applicable “blue sky” laws, and shall reimburse such Holder, and each such person for any legal or other expenses incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished in writing by or on behalf of a Holder specifically for use in any such document.

5.2           Holder Indemnification.  Each Holder of Registrable Securities included in a Registration Statement pursuant to this Agreement shall indemnify and hold harmless the Company, and its officers, directors and each other person, if any, who controls the Company within the meaning of the Securities Act, against all losses, claims, damages or liabilities, joint or several, to which the Company or such persons may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact which was furnished in writing by the Investor to the Company expressly for use in (and such information is contained in) the Registration Statement under which such Registrable Securities were registered under the Securities Act pursuant to this Agreement, any preliminary Prospectus or final Prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading (if the Company requested such information in the Selling Stockholder Questionnaire or otherwise in writing, and the Investor failed to provide such information, even after a second request by the Company), and shall reimburse the Company and each such person for any reasonable legal or other expenses incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, provided, however, that a Holder shall be liable in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished in writing to the Company by or on behalf of such Holder specifically for use in any such document.  Notwithstanding the provisions of this paragraph, a Holder shall not be required to indemnify any person or entity in excess of the amount of the aggregate net proceeds received by the Holder in respect of Registrable Securities in connection with any such registration under the Securities Act.

5.3           Indemnification Procedures.  Promptly after receipt by a party entitled to claim indemnification hereunder (an “Indemnified Party”) of notice of the commencement of any action, such Indemnified Party shall, if a claim for indemnification in respect thereof is to be made against a party hereto obligated to indemnify such Indemnified Party (an “Indemnifying Party”), notify the Indemnifying Party in writing thereof, but the omission so to notify the Indemnifying Party shall not relieve it from any liability which it may have to such Indemnified Party other than under this Section 5.3 and shall only relieve it from any liability which it may have to such Indemnified Party under this Section 5.3 if and to the extent the Indemnifying Party is prejudiced by such omission. In case any such action shall be brought against any Indemnified Party and it shall notify the Indemnifying Party of the commencement thereof, the Indemnifying Party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel satisfactory to such Indemnified Party, and, after notice from the Indemnifying Party to such Indemnified Party of its election so to assume and undertake the defense thereof, the Indemnifying Party shall not be liable to such Indemnified Party under this Section 5.3 for any legal expenses subsequently incurred by such Indemnified Party in connection with the defense thereof; if the Indemnified Party retains its own counsel, then the Indemnified Party shall pay all fees, costs and expenses of such counsel; provided, however, that, if the defendants in any such action include both the Indemnified Party and the Indemnifying Party and the Indemnified Party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the Indemnifying Party or if the interests of the Indemnified Party reasonably may be deemed to conflict with the interests of the Indemnifying Party, the Indemnified Party shall have the right to select one separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the reasonable expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the Indemnifying Party as incurred.

5.4           Contribution.  In order to provide for just and equitable contribution in the event of joint liability under the Securities Act in any case in which either (i) a Holder, or any officer, director or controlling person of a Holder, makes a claim for indemnification pursuant to this Section 5.4 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 5.4 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of the Investor or such officer, director or controlling person of the Investor in circumstances for which indemnification is provided under this Section 5.4; then, and in each such case, the Company and the Investor shall contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that the Investor is responsible only for the portion represented by the percentage that the public offering price of its securities offered by the Registration Statement bears to the public offering price of all securities offered by such Registration Statement, provided, however, that, in any such case, no person guilty of fraudulent misrepresentation (within the meaning of Section 10(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

5.5           Survival.  The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and shall survive the transfer of securities.

ARTICLE VI
MISCELLANEOUS

6.1           Compliance.  Each Holder covenants and agrees that it shall comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to any Registration Statement.

6.2           Discontinued Disposition.  Each Holder agrees by its acquisition of Registrable Securities that, upon receipt of a notice from the Company of the occurrence of a Discontinuation Event (as defined below), such Holder shall forthwith discontinue disposition of such Registrable Securities under the applicable Registration Statement until such Holder’s receipt of the copies of the supplemented Prospectus and/or amended Registration Statement or until it is advised in writing (the “Advice”) by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement.  The Company may provide appropriate stop orders to enforce the provisions of this Section 6.2.  For purposes of this Agreement, a “Discontinuation Event” shall mean (i) when the Commission notifies the Company whether there will be a “review” of such Registration Statement and whenever the Commission comments in writing on such Registration Statement (the Company shall provide true and complete copies thereof and all written responses thereto to each of the Holders); (ii) any request by the Commission or any other Federal or state governmental authority for amendments or supplements to such Registration Statement or Prospectus or for additional information; (iii) the issuance by the Commission of any stop order suspending the effectiveness of such Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (iv) the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; and/or (v) the occurrence of any event or passage of time that makes the financial statements included in such Registration Statement ineligible for inclusion therein or any statement made in such Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to such Registration Statement, Prospectus or other documents so that, in the case of such Registration Statement or Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

6.3           Transfer of Registration Rights.  The rights to cause the Company to register securities granted to Holders under Article II may be assigned to a transferee or assignee in connection with any transfer or assignment of Registrable Securities by a Holder, provided that: (i) such transfer may otherwise be effected in accordance with applicable securities laws, (ii) such transferee agrees in writing to be bound by the terms of this agreement and (iii) written notice thereof is promptly given to the Company.

6.4           Entire Agreement.  This Agreement sets forth the entire agreement of the parties with respect to the subject matter hereof.  No provision of this Agreement may be explained or qualified by any prior or contemporaneous understanding, negotiation, discussion, conduct, or course of conduct or by any trade usage, and, except as otherwise expressly stated herein, there is no condition precedent to the effectiveness of any provision hereof.  No party has relied on any representation, warranty, or agreement of any person in entering this Agreement, except those expressly stated herein and except those set out in the Purchase Agreement.

6.5           Counterparts; Facsimile Signatures.  This Agreement may be executed in counterparts, each of which shall constitute an original, but all of which shall constitute one agreement.  This Agreement shall become effective upon delivery to each party of an executed counterpart or the earlier delivery to each party of original, photocopied, or electronically transmitted signature pages that together (but need not individually) bear the signatures of all other parties.

6.6          Amendments; Waivers; Remedies.

(a)           This Agreement cannot be amended, except by a writing signed by each party, or terminated orally or by course of conduct.  No provision hereof can be waived, except by a writing signed by the party against whom such waiver is to be enforced, and any such waiver shall apply only in the particular instance in which such waiver shall have been given. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of certain Holders and that does not directly or indirectly affect the rights of other Holders may be given by Holders of at least a majority of the Registrable Securities to which such waiver or consent relates; provided, however, that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence.

(b)           Neither any failure or delay in exercising any right or remedy hereunder or in requiring satisfaction of any condition herein nor any course of dealing shall constitute a waiver of or prevent any party from enforcing any right or remedy or from requiring satisfaction of any condition.  No notice to or demand on a party waives or otherwise affects any obligation of that party or impairs any right of the party giving such notice or making such demand, including any right to take any action without notice or demand not otherwise required by this Agreement.  No exercise of any right or remedy with respect to a breach of this Agreement shall preclude exercise of any other right or remedy, as appropriate to make the aggrieved party whole with respect to such breach, or subsequent exercise of any right or remedy with respect to any other breach.

(c)           Except as otherwise expressly provided herein, no statement herein of any right or remedy shall impair any other right or remedy stated herein or that otherwise may be available.

(d)           Notwithstanding anything else contained herein, neither shall any party seek, nor shall any party be liable for, punitive or exemplary damages, under any tort, contract, equity, or other legal theory, with respect to any breach (or alleged breach) of this Agreement or any provision hereof or any matter otherwise relating hereto or arising in connection herewith.

6.7          Notices.  Any notice hereunder shall be sent in writing, addressed as specified below, and shall be deemed given:  if by hand or recognized courier service, by 4:00PM on a business day, addressee’s day and time, on the date of delivery, and otherwise on the first business day after such delivery; if by fax or email, on the date that transmission is confirmed electronically, if by 4:00PM on a business day, addressee’s day and time, and otherwise on the first business day after the date of such confirmation; or five days after mailing by certified mail, return receipt requested.  Notices shall be addressed to the respective parties as follows (excluding telephone numbers, which are for convenience only), or to such other address as a party shall specify to the others in accordance with these notice provisions:

To Company, at:

Cyalume Technologies Holdings, Inc.
96 Windsor Street
West Springfield, MA  01089
Attention:  Michael Bielonko
Telecopy:  (413) 788-4817

with a copy (not constituting notice) to

Loeb & Loeb LLP
345 Park Avenue
New York, New York  10154
Attention:  Giovanni Caruso, Esq.
Telecopy:  (212) 937-3943

To Investor at:

JFC Technologies, LLC
P.O. Box 266
Bound Brook, NJ 08805
Attention:  James G. Schleck, Representative
Email: schleckjg@jfctechnologies.com

with a copy to (which shall not constitute notice):

Law Offices of Susan S. Kleiner, LLC
272 Main Street
Metuchen, NJ 08840
Attention:  Susan S. Kleiner, Esq.
Telecopy:  (732) 289-6129

 To any other Person who is then the registered Holder at the address of such Holder as it appears in the stock transfer books of the Company

6.8          Successors and Assigns.  Subject to the provisions of Section 6.3, this Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including without limitation and without the need for an express assignment, subsequent Holders of Registrable Securities.

6.9          Further Assurances.  Each party shall execute and deliver such documents and take such action, as may reasonably be considered within the scope of such party’s obligations hereunder, necessary to effectuate the transactions contemplated by this Agreement.

6.10        Dispute Resolution.  Article XI (Dispute Resolution) of the Purchase Agreement is hereby incorporated herein by reference.

[Balance of page intentionally left blank; signature page follows]

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

Cyalume Technologies Holdings, Inc.

By:
Name:
Title:

INVESTORS:

James G. Schleck

James R. Schleck

Jame Fine Chemical, Inc.

By:
James G. Schleck, President

JFC Technologies, LLC

By:
James G. Schleck, President

SIGNATURE PAGE TO
REGISTRATION RIGHTS AGREEMENT

Schedule 2.2

Selling Stockholder Questionnaire

The undersigned beneficial owner of common stock (the “Common Stock”), of Cyalume Technologies Holdings, Inc., a Delaware corporation (the “Company”), understands that the Company has filed or intends to file with the Securities and Exchange Commission (the “Commission”) a Registration Statement for the registration and resale of the Registrable Securities, in accordance with the terms of the Registration Rights Agreement, dated as of August 31, 2011 (the “Registration Rights Agreement”), between the Company and each Investor named therein.  A copy of the Registration Rights Agreement is available from the Company upon request at the address set forth below.  All capitalized terms used and not otherwise defined herein shall have the meanings ascribed thereto in the Registration Rights Agreement.

The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate:

QUESTIONNAIRE

1.           Name.

(a)           Full Legal Name of Selling Stockholder

(b)           Full Legal Name of Registered Holder (if not the same as (a) above) through which Registrable Securities Listed in Item 3 below are held:

(c)           Full Legal Name of Natural Control Person (which means a natural person who directly or indirectly alone or with others has power to vote or dispose of the securities covered by the questionnaire):

2.  Address for Notices to Selling Stockholder:

Telephone:

Fax:

Contact Person:

3.  Beneficial Ownership of Registrable Securities:

Type and Principal Amount of Registrable Securities beneficially owned:

4.  Broker-Dealer Status:

(a)           Are you a broker-dealer?

Yes   •☐         No   • ☐

Note:     If yes, the Commission’s staff has indicated that you may need to be identified as an underwriter in the Registration Statement.

(b)           Are you an affiliate of a broker-dealer?

Yes   • ☐        No   • ☐

(c)           If you are an affiliate of a broker-dealer, do you certify that you bought the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, you had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities, except as provided under Registration Rights Agreement?

Yes   •☐         No   • ☐         N/A   ☐

Note:    If no, the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

5.  Beneficial Ownership of Other Securities of the Company Owned by the Selling Securityholder.

Except as set forth below in this Item 5, the undersigned is not the beneficial or registered owner of any securities of the Company other than the Registrable Securities listed above in Item 3.

Type and Amount of Other Securities beneficially owned by the Selling Securityholder:

6.  Relationships with the Company:

Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (owners of 5% of more of the equity securities of the undersigned) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:

7.  The Company has advised each Selling Stockholder that it may not use shares registered on the Registration Statement to cover short sales of Common Stock made prior to the date on which the Registration Statement is declared effective by the Commission, in accordance with 1997 Securities and Exchange Commission Manual of Publicly Available Telephone Interpretations Section A.65.  If a Selling Stockholder uses the prospectus for any sale of the Common Stock, it will be subject to the prospectus delivery requirements of the Securities Act.  The Selling Stockholders will be responsible to comply with the applicable provisions of the Securities Act and Exchange Act, and the rules and regulations thereunder promulgated, including, without limitation, Regulation M, as applicable to such Selling Stockholders in connection with resales of their respective shares under the Registration Statement.

The undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof and prior to the Effective Date for the Registration Statement.

By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items 1 through 6 and the inclusion of such information in the Registration Statement and the related prospectus.  The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Registration Statement and the related prospectus.

IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated:                  Beneficial Owner:

By:

Name:

Title:

PLEASE FAX A COPY OF THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE, AND RETURN THE ORIGINAL BY OVERNIGHT MAIL, TO:

Cyalume Technologies Holdings, Inc.
96 Windsor Street
West Springfield, MA  01089
Attention:  Michael Bielonko
Telecopy:  (413) 788-4817